THIRD AMENDMENT
                               TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 17, 1997, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "Lenders"), FLEET BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET BANK, as the Swing Line Bank (the "Swing Line Bank"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "Lender Party" and, collectively, the "Lender Parties"), and FLEET BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of October 16, 1996, as amended by that certain First Amendment to Credit Agreement, dated as of December 18, 1996, and as further amended by that certain Second Amendment to Credit Agreement and Consent, dated as of March 27, 1997 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower and its Subsidiaries have requested that the Administrative Agent and Lender Parties amend the Credit Agreement in order to, among other things, modify certain pricing terms thereunder, eliminate the Borrowing Base requirement therefrom and modify certain visitation rights of the Administrative Agent, on behalf of the Lender Parties, granted thereby;

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, including, without limitation, modification of certain pricing terms under the Credit Agreement, elimination of the Borrowing Base requirement therefrom and modification of certain visitation rights, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein; and

         WHEREAS, the Borrower and each of its Subsidiaries will benefit from the changes to the Credit Agreement proposed pursuant to this Amendment.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

         2.       AMENDMENTS.

                  2.1 The definition of "Applicable Margin" set forth in Section
1.01 of the Credit Agreement is amended by deleting such existing definition in its entirety and replacing it with the following:

                  "`Applicable Margin' means at any time and from time to time a percentage per annum determined by reference to the ratio of Funded Debt to EBITDA for the four full fiscal quarters preceding such determination, as set forth below:

          Applicable Margin for Term A Advances and Working Capital Advances
          ------------------------------------------------------------------

         Ratio of Funded           Applicable Margin for   Applicable Margin for
         Debt to EBITDA            Prime Rate Advances     Eurodollar Advances
         ---------------           ---------------------   ---------------------

         Equal to or greater
         than 4.00                          .75%                   2.00%

         Equal to or greater than
         3.75, but less than 4.00           .50%                   1.75%

         Equal to or greater than
         3.25, but less than 3.75           .25%                   1.50%

         Equal to or greater than
         2.75, but less than 3.25           .00%                   1.25%

         Equal to or greater than
         2.25, but less than 2.75           .00%                   .875%

         Less than 2.25                     .00%                   .625%

                  Applicable Margin for Term B Advances
                  -------------------------------------

         Ratio of Funded           Applicable Margin for   Applicable Margin for
         Debt/EBITDA               Prime Rate Advances     Eurodollar Advances
         ---------------           ---------------------   ---------------------

         Equal to or greater
         than 4.00                          1.75%                   2.50%

         Equal to or greater than
         3.75, but less than 4.00           1.75%                   2.25%

         Equal to or greater than
         3.25, but less than 3.75           1.75%                   2.00%

         Equal to or greater than
         2.75, but less than 3.25           1.75%                   1.75%

         Equal to or greater than
         2.25, but less than 2.75           1.75%                   1.75%

         Less than 2.25                     1.75%                   1.75%


         All Swing Line Advances will be Prime Rate Advances, with a margin equal to that of a Term A Advance or a Working Capital Advance.

         The Applicable Margin for each Prime Rate Advance and each Eurodollar Rate Advance shall be determined by reference to the Ratio of Funded Debt to EBITDA which shall be determined three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of the Borrower demonstrating the Ratio of Funded Debt to EBITDA. If the Borrower has not submitted to the Administrative Agent the information described above as and when required under
         Section 5.03(c) or (d), as the case may be, the Applicable Margin shall be as determined by the Administrative Agent for so long as such information has not been received by the Administrative Agent."

                  2.2 Section 1.01 of the Credit Agreement is amended by deleting from such existing Section the definition of "Borrowing Base" in its entirety.

                  2.3 Section 1.01 of the Credit Agreement is amended by deleting from such existing Section the definition of "Borrowing Base Certificate" in its entirety.

                  2.4 Section 1.01 of the Credit Agreement is amended by deleting from such existing Section the definition of "Borrowing Base Deficiency" in its entirety.

                  2.5 Section 1.01 of the Credit Agreement is amended by deleting from such existing Section the definition of "Eligible Inventory" in its entirety.

                  2.6 Section 1.01 of the Credit Agreement is amended by deleting from such existing Section the definition of "Eligible Receivables" in its entirety.

                  2.7 The first sentence of Section 2.08(a) of the Credit Agreement is amended by deleting the clause beginning with the words ".50% per annum" on the seventh line of such Section and ending on the eleventh line of such Section with "Working Capital Facility." and replacing such clause with the following:

         "the applicable percentage per annum (set forth in the table below across from the applicable ratio of Funded Debt to EBITDA) on the average daily Unused Working Capital Commitment of such Lender:

                  Ratio of Funded Debt                Commitment Fee
                       to EBITDA                        Percentage
                  --------------------                --------------

                  Equal to or greater
                  than 4.00                                 .500%

                  Equal to or greater than
                  3.75, but less than 4.00                  .375%

                  Equal to or greater than
                  3.25, but less than 3.75                  .375%

                  Equal to or greater than
                  2.75, but less than 3.25                  .300%

                  Equal to or greater than
                  2.25, but less than 2.75                  .250%

                  Less than 2.25                            .200%.


         The ratio of Funded Debt to EBITDA shall be determined in the same manner as such ratio is determined with respect to the Applicable Margin for the Term A Facility or the Working Capital Facility."

                  2.8 (a) Section 2.08(d)(i) of the Credit Agreement is amended by adding the phrase ", other than a Trade Letter of Credit," after the phrase "any such Letter of Credit" in the fifth line of such Section.

                           (b)      Section 2.08(d)(i) of the  Credit  Agreement
is further amended by adding the phrase "but excluding all Trade Letters of Credit," after the phrase "all Existing Letters of Credit," in the seventh line of such Section.

                           (c)      Section 2.08(d) of the Credit Agreement is
amended by renumbering existing Section 2.08(d)(ii) to be Section 2.08(d)(iii).

                           (d)      Section 2.08(d) of the Credit Agreement is
further amended by adding a new Section 2.08(d)(ii) immediately following
Section 2.08(d)(i) and immediately prior to old Section 2.08(d)(ii), which is being amended pursuant to subparagraph (c) above to be Section 2.08(d)(iii). New Section 2.08(d)(ii) shall read in its entirety as follows:

                  "(ii) The Borrower shall pay to the Administrative Agent for the account of each Working Capital Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Trade Letter of Credit and on the Working Capital Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Trade Letters of Credit outstanding from time to time, at a rate per annum equal to .25%; provided, however, that the minimum commission per Trade Letter of Credit shall be $75."

                  2.9 (a) Section 2.12(e) of the Credit Agreement is amended by deleting the word "or" before "4224" in the eighth line of such Section and replacing it with a "," and by adding the phrase "or W-8," after "4224" in such eighth line.

                           (b)      Section 2.12(e) of the Credit Agreement is
further amended by deleting the word "or" before "4224" in the third to last line of such Section and replacing it with a "," and by adding the phrase
"or W-8," after "4224" in such third to last line.

                  2.10 Section 3.03(c)(iii) of the Credit Agreement is amended by deleting from the second line of such Section the words "Borrowing Base" and replacing them with the words "Working Capital Facility".

                  2.11 Section 5.01(g)(iii) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                           "(iii) If a Default or Event of Default has occurred, permit the Administrative Agent, on behalf of the Lender Parties, to conduct such commercial finance examinations and/or Collateral audits of the Borrower and its Subsidiaries as the Administrative Agent may request. Such commercial finance examinations and Collateral audits shall be conducted, in accordance with the Administrative Agent's instructions and protocol, by, at the Administrative Agent's election, either Ernst & Young LLP or any other Person reasonably selected by the Administrative Agent."

                  2.12 Section 5.03(c) of the Credit Agreement is amended by deleting the clause beginning with the words "As soon as available" on the first line of such Section and ending with the words "each Fiscal Year," on the second line of such Section and replacing such clause with the following:

         "As soon as available and in any event within forty-five (45) days after the end of each of the first, second and third fiscal quarters of each Fiscal Year, and as soon as available and in any event within sixty (60) days after the end of the fourth fiscal quarter of each Fiscal Year,"

                  2.13 Section 5.03(t) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                           "(t)     [Intentionally left blank.]"

                  2.14 Section 6.01(p) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                           "(p) the aggregate amount of the Working Capital Advances plus Swing Line Advances plus Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit outstanding shall at any time exceed the Working Capital Facility, which excess is not eliminated by the Borrower's immediate prepayment of then outstanding Swing Line Advances and Working Capital Advances;"

                  2.15 Exhibit B to the Credit Agreement, Form of Borrowing Base Certificate, is amended by deleting such Exhibit in its entirety.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

                  3.1 Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the closing date of this Amendment as though made on such date. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

                  3.2 As of the closing date of this Amendment, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

                  3.3 The execution, delivery and/or performance by each applicable Loan Party of this Amendment, the reaffirmations and confirmations attached hereto, each other Loan Document, and each other agreement or document related to or contemplated by the foregoing to which such Loan Party is or is to be a party or otherwise bound, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene any Loan Party's charter or bylaws,
(ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

                  3.4 Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party which is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms.

                  3.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first and only priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents, other than filings which have previously been made and, in the case of UCC-1 financing statements, future continuation statements when required to be filed.

         4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The effectiveness of each and all of the amendments contained in Section 2 of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

                  4.1      Amendment Documentation.

                           (a)      The Borrower and the Lenders shall have duly
executed and delivered this Amendment.

                           (b)      Yale, Mechanical Products and Minitec shall
each have executed and delivered the reaffirmation and confirmation attached hereto.

                           (c)      NO NEW UCC-1 FILINGS IN FAVOR OF OTHERS.
On and as of the closing date of this Amendment, no new UCC-1 Financing Statement, other financing statement, mortgage or other instrument perfecting any Lien shall have been filed with respect to any real or personal property owned, leased or otherwise held by the Borrower, any Guarantor or any other Subsidiary of the Borrower since October 15, 1996, other than filings in favor of the Administrative Agent, on behalf of the Lender Parties.

                           (d)      CONSENTING LENDER FEES.  The Borrower shall
have paid to the Administrative Agent, for the ratable benefit of each Lender that becomes a party to this Amendment, an aggregate fee in an amount equal to the amount determined by multiplying (i) the aggregate Commitments of all Lenders executing and delivering a signature page to this Amendment by (ii).125%.

                           (e)      OTHER FEES.  The Borrower shall have paid to
the Administrative Agent, for Fleet Bank's own account, the fees payable to it under the terms of the Fee Letter, dated June 9, 1997, from Fleet Bank to the Borrower and acknowledged by the Borrower on June 27, 1997.

                           (f)      OTHER.  The Borrower, each Guarantor and
each of the other Subsidiaries of the Borrower shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

                  4.2 NO DEFAULT. As of the closing date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  4.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Amendment and in each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment, in each instance as though made on such date.

                  4.4 OTHER. The Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request, the Borrower and its Subsidiaries shall have taken all such other actions as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and its counsel.

         5. Effectiveness of Amendments. This Amendment, including, without limitation, the amendments contemplated by Section 2 hereof, shall not become effective unless and until each of the conditions precedent set forth in
Section 4 hereof has been satisfied.

         6.       REFERENCE TO AND EFFECT UPON THE CREDIT
                  AGREEMENT AND OTHER LOAN DOCUMENTS.

                  6.1 Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  6.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in
Section 2 above, or (ii) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness, if any, of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         8. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED
TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

         10. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                        COLUMBUS MCKINNON CORPORATION


                                        By:    R.L.Montgomery

                                        Title: Executive Vice President

                                        FLEET BANK, AS ADMINISTRATIVE AGENT


                                        By:      \s\John J. Larry

                                        Title:   Executive Vice President


                                        FLEET BANK, AS INITIAL ISSUING BANK


                                        By:      \s\John J. Larry

                                        Title:   Executive Vice President


                                        FLEET BANK, AS SWING LINE BANK


                                        By:      \s\John J. Larry

                                        Title:   Executive Vice President


                                         LENDERS


                                        FLEET BANK


                                        By:      \s\John J. Larry

                                        Title:   Executive Vice President

                                         LENDERS


                                        FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA, AS A CO-AGENT
                                        AND LENDER


                                        By:    \s\Mark B. Felker

                                        Title:   Sr. V.P.

                                         LENDERS


                                        GOLDMAN SACHS CREDIT PARTNERS
                                        L.P., AS A CO-AGENT AND LENDER


                                        By:   \s\John E. Urban

                                        Title:   Authorized Signer

                                         LENDERS


                                        MARINE MIDLAND BANK


                                        By:   \s\J.B. Lyons

                                        Title:   SVP

                                         LENDERS


                                        BANKERS TRUST COMPANY


                                        By:   \s\Timothy Morris

                                        Title:   VP

                                         LENDERS


                                        MANUFACTURERS AND TRADERS
                                        TRUST COMPANY


                                        By:   \s\Stephen J. Wydysh

                                        Title:   Vice President

                                         LENDERS


                                        MELLON BANK, N.A.


                                        By:   \s\Steven B. Derby

                                        Title:   Assistant Vice President

                                         LENDERS


                                        NATIONSBANK, N.A.


                                        By:   \s\Thomas J. Kane

                                        Title:   VP

                                         LENDERS


                                        THE BANK OF NOVA SCOTIA


                                        By:   \s\J. Alan Edwards

                                        Title:   Authorized Signatory

                                         LENDERS


                                        KEYBANK NATIONAL ASSOCIATION


                                        By:   \s\Karen Lee

                                        Title:   Vice President

                                         LENDERS


                                        ABN-AMRO BANK N.V. NEW YORK
                                        BRANCH


                                        By:   \s\Andrew Dry

                                        Title:   Vice President


                                        By:   \s\David J. Kraut

                                        Title:   Assistant Vice President

                                        LENDERS


                                        TORONTO DOMINION  (NEW YORK), INC.


                                        By:   \s\Debbie A. Greene

                                        Title:   Vice President

                                         LENDERS



                                        CRESCENT/MACH I PARTNERS, L.P.
                                        BY TCW ASSET MANAGEMENT
                                        COMPANY
                                        ITS INVESTMENT MANAGER


                                        By:   \s\Justin L. Driscoll

                                        Title:   Senior Vice Presidnet

                                         LENDERS


                                        ALLSTATE INSURANCE COMPANY


                                        By:    \s\Jerry D. Zinkula

                                        Title:________________________________


                                        By:     \s\Patricia Wilson

                                        Title:   Authorized Signatories

                                         LENDERS


                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By:    \s\Jerry D. Zinkula

                                        Title:________________________________


                                        By:    \s\Patricia Wilson

                                        Title:   Authorized Signatories

                                         LENDERS


                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:    \s\John B. Joyce

                                        Title:   Managing Director

                                         LENDERS


                                        PILGRIM AMERICA PRIME RATE TRUST


                                        By:   \s\Daniel A. Norman

                                        Title:   Senior Vice President

                                         LENDERS


                                        NATIONAL CITY BANK OF
                                        PENNSYLVANIA


                                        By:   \s\William A. Feldmann

                                        Title:   Assistant Vice President

                                         LENDERS


                                        VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST


                                        By:   \s\Jeffrey W. Maillet

                                        Title:  Senior Vice President & Director

                                         LENDERS


                                        THE SUMITOMO BANK, LIMITED


                                        By:   \s\William N. Paty

                                        Title:   Vice President & Manager


                                        By:   \s\M. Seligman

                                        Title:   Assistant Vice President
                                                 N.Y. Office

                                         LENDERS


                                        COMERICA BANK


                                        By:   \s\David W. Shirey

                                        Title:   Account Officer

                                         LENDERS


                                        SENIOR DEBT PORTFOLIO
                                          BY: BOSTON MANAGEMENT AND RESEARCH,
                                           AS INVESTMENT ADVISOR


                                        By:   \s\Barbara Campbell

                                        Title:   Assistant Treasurer

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, dated October 16, 1996, the Security Agreement, dated October 16, 1996, and the Intellectual Property Security Agreement, dated October 16, 1996, as each has been supplemented by Guaranty Supplements, Security Agreement Supplements or Intellectual Property Agreement Supplements, as applicable, and each other Loan Document executed by the undersigned (or its predecessors) shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 17th day of July, 1997.

                                        YALE INDUSTRIAL PRODUCTS, INC.


                                        By:   \s\R.L. Montgomery

                                        Title:   Treasurer


                                        MECHANICAL PRODUCTS, INC.


                                        By:   \s\R.L. Montgomery

                                        Title:   Treasurer


                                        MINITEC CORPORATION


                                        By:   \s\R.L. Montgomery

                                        Title:   Treasurer